                                                                       EXHIBIT A

               STOCK EXCHANGE RESCISSION AND BREAK-UP AGREEMENT


     THIS STOCK EXCHANGE RESCISSION AND BREAK-UP AGREEMENT IS MADE AND ENTERED INTO THIS 6/th/ DAY OF NOVEMBER 1998 BY AND AMONG THE FOLLOWING:

1.  WHITNEY AMERICAN CORPORATION, a Delaware corporation ("WHAM");

2.  CARIBBEAN TRANSFER AGENCY, LTD., a St. Vincent, W.I. corporation ("CTA");

3. THE FIRST INTERNATIONAL MONETARY AGENCY OF LONDON, LTD, St. Vincent, W.I. ("FIMA");

4.  THE CARSTAIRS GROUP, LTD, a St. Vincent, W.I. corporation ("Carstairs");

5. ATLANTIC PRODUCTIONS INTERNATIONAL, LTD., a St. Vincent, W.I. corporation ("Atlantic");

6.  THE BRINTON-PAISLEY FAMILY TRUST, a Bahamin Trust (Brinton-Paisley);

7.  EXETER GROUP, INC., a Florida Corporation ("Exeter"); and

8. MICHAEL L. GOLDBERG, an individual residing in the State of Florida ("Goldberg").


     THIS AGREEMENT IS MADE IN CONTEMPLATION OF THE FOLLOWING STATEMENTS OF FACT AND EXPRESSIONS OF INTENT:

     A. Under a Stock Exchange Agreement dated March 6, 1998, WHAM acquired all of the outstanding capital stock of the Exeter, consisting of 1,000 shares of common stock (the "Exeter Shares") from Exeter's shareholders, in exchange for the issuance by WHAM of 1,000,000 shares of WHAM common stock of the Exeter shareholders as follows: Caribbean Transfer Agency, Ltd. 200,000 shares; The First International Monetary Agency of London, Ltd. 250,000 shares; The Carstairs Group, Ltd, 250,000 shares; Atlantic Productions International, Ltd, 200,000 shares; and The Brinton-Paisley Family Trust, 100,000 shares. (the "Exeter Stock Exchange");

     B. Goldberg was issued, on March 12, 1998, options to purchase 100,000 shares of WHAM's common stock under the WHAM 1997 Compensatory Stock Option Plan;

     C. Due to substantial differences arising within the management of WHAM and Exeter concerning the accuracy and value of the Exeter acquisition the parties mutually desire to rescind the exchanges of securities resulting from the Exeter Stock Exchange and to settle accounts and obligations among the parties;

     NOW THEREFORE, in consideration of the mutual promises, covenants, and undertakings of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   BREAK-UP AND RESCISSION OF EXETER STOCK EXCHANGE

     In consideration of the premises and this Agreement, WHAM and CTA, FIMA, Carstairs, Atlantic and Brinton-Paisley do hereby rescind in whole the exchange of WHAM common stock for Exeter common stock as follows:

     (a) Contemporaneously with the execution of this Agreement, WHAM has delivered to CTA, FIMA, Carstairs, Atlantic, and Brinton-Paisley duly endorsed share certificates for common stock of Exeter representing the Exeter Shares previously transferred to WHAM under the Exeter Stock Exchange, receipt of which is hereby acknowledged by CTA, FIMA, Carstairs, Atlantic and Brinton-Paisley; and

     (b) Contemporaneously with the execution of this Agreement, CTA has delivered to WHAM duly endorsed certificates representing two hundred thousand (200,000) shares of the common stock of WHAM previously issued to CTA under the Exeter Stock Exchange, receipt of which is hereby acknowledged by WHAM; and

     (c) Contemporaneously with the execution of this Agreement, FIMA has delivered to WHAM duly endorsed certificates evidencing two hundred fifty thousand (250,000) shares of the common stock of WHAM previously issued to FIMA under the Exeter Stock Exchange, receipt of which is hereby acknowledged by WHAM; and

     (d) Contemporaneously with the execution of this Agreement, Carstairs has delivered to WHAM duly endorsed certificates evidencing two hundred fifty thousand (250,000) shares of the common stock of WHAM previously issued to Carstairs under the Exeter Stock Exchange, receipt of which is hereby acknowledged by WHAM; and

     (e) Contemporaneously with the execution of this Agreement, Atlantic has delivered to WHAM duly endorsed certificates evidencing two hundred thousand (200,000) shares of the common stock of WHAM previously issued to Atlantic under the Exeter Stock Exchange, receipt of which is hereby acknowledged by WHAM; and

     (f) Contemporaneously with the execution of this Agreement, Brinton-Paisley has delivered to WHAM duly endorsed certificates evidencing one hundred thousand (100,000) shares of the common stock of WHAM previously issued to Brinton-Paisley under the Exeter Stock Exchange, receipt of which is hereby acknowledged by WHAM.

     (g) Notwithstanding the break-up and rescission of the exchange under the Exeter Stock Exchange, the parties hereto who were parties to the Exeter Stock Exchange confirm, ratify, and re-adopt, mutatis mutandis, all of the relevant and surviving representations, warranties, covenants, and indemnities and other provisions of the said stock exchange agreement as specified therein as if set forth at length herein.


2.   RELINQUISHMENT OF STOCK OPTIONS

     Goldberg, in consideration of this Agreement, releases, waives, foregoes, and disclaims any and all rights to or interests in any options or underlying shares of common stock of WHAM under the Compensatory Stock Option Agreement issued March 12, 1998 under WHAM's 1997 Compensatory Stock Option Plan (the "Plan") and shall return to WHAM, upon executing this Agreement, the option certificate in Goldberg's possession.


3.   RETENTION OF ASSETS AND LIABILITIES INCLUDING CONTRACTS BY EXETER

     It is understood by all parties that Exeter retains possession, ownership and responsibility for any and all assets and liabilities held by Exeter at the time of the merger and acquisition and in addition, all assets and liabilities which Exeter may have accumulated from the time of the merger and acquisition to the date of execution of this Agreement. It is also further understood that the assets referred to above include any and all contracts held by Exeter at the time of the merger and acquisition of Exeter by WHAM on March 6, 1998.

4.   REPRESENTATIONS AND WARRANTIES IN RESPECT OF BREAK-UP

     (a) CTA, FIMA, Carstairs, Atlantic and Brinton-Paisley jointly and severally represent and warrant that:

     (i) Neither is insolvent and will not be insolvent after selling and delivering the WHAM shares to WHAM and that they are receiving consideration at least equal to the full and fair value of the Exeter Shares being re-exchanged;

     (ii) They have valid and marketable title to the WHAM shares being delivered by them hereunder free and clear of any claims, liens, trusts, encumbrances, rights, and interests of any person and that they have the full right, power, and authority to enter into and perform their respective obligations under this Agreement and that this Agreement has been duly and validly authorized, executed, and delivered on behalf of CTA, FIMA, Carstairs, Atlantic, and Brinton-Paisley and that no third party approvals or consents of any kind are necessary in connection with this Agreement;

     (iii) They each have good and valid title to all of the WHAM shares being re-exchanged, free and clear of all claims, liens, mortgages, charges, security interests, encumbrances, and other restrictions or limitations of any kind whatsoever, and that neither of them is a party to nor bound by any other agreement, instrument, or understanding restricting the re-exchange of the WHAM shares; and

     (iv) The execution, delivery, and performance of and compliance with this Agreement and the exchange of WHAM shares to be exchanged hereunder will not result in any violation of any term or provision of any mortgage, indenture, contract agreement, instrument, judgment, decree, order, injunction, statute, rule, or regulation, or be in conflict with or constitute a default under any such term or provision applicable to CTA, FIMA, Carstairs, Atlantic, and Brinton-Paisley

     (b)   WHAM represents and warrants that:

     (i) It is not now insolvent and will not be insolvent after selling and delivering the Exeter Shares to CTA, FIMA, Carstairs, Atlantic, and Brinton-Paisley and that WHAM is receiving consideration at least equal to the full and fair value of the WHAM Shares being re-exchanged; and

     (ii) WHAM has good and marketable title to the Exeter Shares delivered by WHAM hereunder free and clear of any claims, liens, trusts, mortgages, encumbrances, rights and interests of any person and WHAM has the full right, power, and authority to enter into and perform its obligations under this Agreement and this Agreement has been duly and validly authorized, executed, and delivered on behalf of WHAM in accordance with all proper corporate procedures and no third party approvals or consent of any kind are necessary in connection with this Agreement; and

     (iii) WHAM is not a party to nor bound by any other agreement, instrument, or understanding restricting the re-exchange of the Exeter Shares.



5.   ADDITIONAL COVENANTS AND UNDERTAKINGS OF THE PARTIES

     The parties hereto agree to the faithful performance of the following additional covenants and undertakings:

     (a) Each party shall give prompt notice to all other parties of any notice of default relating to any party received subsequent to date of this Agreement, and of the assertion of any claim which, if held, or the occurrence of any event, which would render inaccurate any representation or warranty of the affected party;

     (b) Each party will take all reasonable action within its or their capability necessary to render accurate such party's representations and warranties obtained in this Agreement, and each party will refrain from taking any action that would render inaccurate after the date hereof any such representations or warranties; and

     (c) Each party will execute and deliver, or cause to be executed and delivered, such additional assignments, endorsements, and other documents as any other party may reasonably request for the purpose of carrying out this Agreement;

     (d) No party hereto shall cause there to be made any public announcement, press release, or report concerning the transactions contemplated by this Agreement; provided, however, that nothing herein shall be construed to limit or inhibit the reporting of any such transaction to any governmental authority having jurisdiction or to any exchange or board to which any party is required to report or notify.

6.   FORM OF AGREEMENT

     (a) The subject headings in this Agreement are included for convenience only, and shall not affect the construction or interpretation of any of the provisions hereof.

     (b) This Agreement and all exhibits and documents incorporated herein by reference constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties, whether oral or in writing. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the parties against which asserted.

     (c) In case any one or more of the provisions contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     (d) This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.   PARTIES

     (a) Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

     (b) This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns; provided, however, that no party may assign any of his, her, or its rights or obligations or duties under this Agreement without the express written consent of the other party.

8.   REMEDIES

     (a) No right, power, or remedy herein conferred upon or reserved to any party hereto is intended to be exclusive of any other right, power, or remedy, and every right, power, and remedy pursuant to this Agreement, now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent, to the extent permitted by law, and shall be in addition to every other right, power, or remedy pursuant to this Agreement, now or hereafter existing at law or in equity or by statute or otherwise. The exercise or beginning of the exercise by any party hereto of any such right, power, or remedy shall not preclude the simultaneous or later exercise of any right, power, or remedy.

     (b) No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar.
No waiver shall be binding unless specifically so titled, and executed in writing by the party making the waiver. No failure or delay to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement, or to exercise any right, power, or remedy hereunder or consequent upon a breach hereof, shall constitute a waiver of any such term, condition, covenant, agreement, right, power, or remedy of any such breach, or preclude the exercise of any such right, power, or remedy at any later time or times.

     (c) The obligations under this Agreement are unique. If any party should default in its obligations under this Agreement, the parties hereto acknowledge that it would be impracticable to measure the resulting damages; accordingly, the non-breaching party in addition to any other available rights or remedies, may sue for specific performance, and the other party waives the defense that a remedy in damages will be adequate.

     (d) The provisions providing for arbitration of disputes between the parties to the Exeter Exchange Agreement, as contained therein, are hereby rescinded and nullified in all respects.

9.   SURVIVAL

     All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive any investigation made by either party and shall survive the execution and delivery hereof.

10.  NOTICES

     All notices, request, instruction, or other document to be given hereunder by a party shall be in writing and delivered personally or by facsimile transmission, or by electronic mail, or sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the last known address of any such party as contained in the files and records of WHAM.

11.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     WHEREFORE, the premises considered, the parties herein have executed the foregoing Agreement, intending to be so bound, on the day first above written.


WHITNEY AMERICAN CORPORATION            ACCEPTED AND AGREED TO:
A Delaware Corporation

By: /s/
   ---------------------------------    ---------------------------------------
   Juan J. Gutierrez, Chairman & CEO        Date


Caribbean Transfer Agency, Ltd.

By: /s/
   ---------------------------------

The First London International Monetary Agency of London, Ltd.


By: /s/
   ---------------------------------


The Carstairs Group, Ltd.

By: /s/
   ---------------------------------


Atlantic Productions International, Ltd.

By: /s/
   ---------------------------------


The Brinton-Paisley Family Trust

By: /s/
   ---------------------------------


Exeter Group Inc.

By: /s/
   ---------------------------------


Michael L. Goldberg

By: /s/
   ---------------------------------
